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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 _______________


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 APRIL 30, 1999


                          GENERAL CIGAR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                 _______________


                        Commission file number: (1-12757)

                                 _______________


          Delaware                                             13-3922128
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                 _______________


      387 Park Avenue South                                     10016-8899
        New York, New York                                      (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (212) 448-3800

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                          GENERAL CIGAR HOLDINGS, INC.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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As used herein,  references to the  "Registrant"  mean General  Cigar  Holdings,
Inc., and references to "General Cigar" mean General Cigar Co., Inc., a wholly-owned subsidiary of the Registrant.

On March 26, 1999, General Cigar and Swedish Match North America Inc., a Delaware corporation (the "Purchaser"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), pursuant to which the Purchaser agreed to purchase General Cigar's mass-market cigar business.

On April 30, 1999 (the "Closing Date"), the sale of General Cigar's mass-market cigar business was completed. Purchaser acquired on the Closing Date substantially all of the mass-market assets and assumed substantially all of the mass-market liabilities, as defined in the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.

In accordance with the Asset Purchase Agreement, Purchaser paid to Registrant on the Closing Date $200,000,000 (the "Purchase Price") in cash in consideration of the sale of General Cigar's mass-market cigar business. On the Closing Date, Registrant entered into various agreements with Purchaser pursuant to the Asset Purchase Agreement, including (a) a noncompetition agreement prohibiting Registrant from competing with the mass-market business for a period of five years; (b) an agreement whereby Registrant will provide certain transitional services to Purchaser; (c) an agreement related to the distribution, purchase and sale of certain General Cigar's products through the Purchaser's mass-market sales force; and (d) an agreement whereby Registrant will provide certain of Purchaser's tobacco requirements for mass-market cigars.

On the Closing Date, Registrant utilized the proceeds from the sale to prepay $54.8 million of bank debt and a $3.4 million equipment loan, as previously announced.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED  --  Not applicable

(b)  PRO FORMA FINANCIAL INFORMATION

     The information required in this section appeared in the Registrant's Form 8-K, dated April 19, 1999, in pages 3, F-1, F-2, F-3 and is incorporated by reference in this Report.

(c)  EXHIBITS

     The exhibits listed in the following table have been filed as part of this Current Report on Form 8-K.

      EXHIBIT
      NUMBER       DESCRIPTION OF EXHIBIT
      -------------------------------------------------------------------------

      2.3 Asset Purchase Agreement, dated as of March 26, 1999, by and between General Cigar Co., Inc. and Swedish Match North America Inc.

      10.17(b) Second Amended and Restated Credit Agreement, dated as of April 30, 1999 (Amending and Restating the Amended and Restated Credit Agreement, dated as of April 29, 1998), among General Cigar Co., Inc., as Borrower; General Cigar Holdings, Inc., 387 PAS Corp., Club Macanudo, Inc., Club Macanudo (Chicago), Inc., Villazon & Company, Inc., and GCMM Co., Inc. as Guarantors, and The Lenders From Time to Time Parties Hereto, and The Chase Manhattan Bank as Administrative Agent. (Exhibits and schedules are omitted; the Registrant hereby undertakes to furnish a copy of such exhibits and schedules to the Commission upon request).

      99         Press Release, dated April 30, 1999


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                          GENERAL CIGAR HOLDINGS, INC.

                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GENERAL CIGAR HOLDINGS, INC.

Date:  May 10, 1999                       By: /s/ Joseph Aird
                                              ---------------
                                              Joseph Aird
                                              Senior Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Acting Controller


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                          GENERAL CIGAR HOLDINGS, INC.

                                INDEX TO EXHIBITS



EXHIBIT NO.   DESCRIPTION
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2.3 ......  Asset Purchase Agreement, dated as of March 26, 1999, by and between
            General Cigar Co., Inc. and Swedish Match North America Inc.

10.17(b)..  Second Amended and Restated Credit Agreement,  dated as of April 30,
            1999 (Amending and Restating the Amended and Restated Credit Agreement, dated as of April 29, 1998), among General Cigar Co., Inc., as Borrower; General Cigar Holdings, Inc., 387 PAS Corp., Club Macanudo, Inc., Club Macanudo (Chicago), Inc., Villazon & Company, Inc., and GCMM Co., Inc. as Guarantors, and The Lenders From Time to Time Parties Hereto, and The Chase Manhattan Bank as Administrative Agent. (Exhibits and schedules are omitted; the Registrant hereby undertakes to furnish a copy of such exhibits and schedules to the Commission upon request).

99 .......  Press Release, dated April 30, 1999